UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 1, 2008

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11459	PPL Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-2758192

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

On October 1, 2008, PPL Corporation (“PPL” or the “Company”) issued a press release announcing the successful completion of the previously announced sale of its natural gas distribution and propane subsidiaries, PPL Gas Utilities Corporation and Penn Fuel Propane, LLC, to UGI Utilities, Inc. for approximately $268 million in cash plus working capital.

A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

	99.1 -	October 1, 2008 press release announcing PPL's sale of its natural gas distribution and propane subsidiaries to UGI Utilities, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ J. Matt Simmons, Jr.
J. Matt Simmons, Jr. Vice President and Controller

Dated:  October 1, 2008